UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2014

Streamline Health Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1230 Peachtree Street, NE, Suite 1000,

Atlanta, GA 30309

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (404) 446-0050

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement.

On January 16, 2014, Streamline Health, Inc. (“Streamline”), a subsidiary of Streamline Health Solutions, Inc. (the “Company”), and Unibased Systems Architecture, Inc. (“Unibased”) entered into an Agreement and Plan of Merger (the “Merger Agreement”).  Pursuant to the Merger Agreement, a subsidiary of Streamline will, on the terms and subject to the conditions set forth in the Merger Agreement, merge with and into Unibased, whereby Unibased will become a wholly-owned subsidiary of Streamline (the “Merger”).  Streamline has agreed to pay a total purchase price of $6.5 million, subject to net working capital and other customary adjustments.  A portion of the total purchase price will be withheld in escrow as described in the Merger Agreement for certain transaction and indemnification expenses.  The Merger Agreement includes detailed representations, warranties and covenants of the Company and Unibased as well as indemnification and termination provisions customary for transactions of this type.  Unibased has agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire Unibased, as more fully described in the Merger Agreement.  The closing of the Merger is expected to occur in February 2014, subject to customary closing conditions, including the approval of Unibased’s stockholders.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 7.01 — Regulation FD Disclosure.

In a press release dated January 16, 2014, the Company announced its entry into the Merger Agreement.  A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

2.1	Agreement and Plan of Merger dated January 16, 2014.
99.1	Streamline Health Solutions, Inc. Press Release dated January 16, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.

Date: January 23, 2014	By:	/s/ Jack W. Kennedy Jr.
Jack W. Kennedy Jr.
Senior Vice President & Chief Legal Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated January 16, 2014.
99.1	Streamline Health Solutions, Inc. Press Release dated January 16, 2014.